UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2007

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500
New Braunfels, Texas		78130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On October 3, 2007, various wholly-owned subsidiaries of Rush Enterprises, Inc. (collectively, the “Debtors”) and General Electric Capital Corporation (the “Secured Party”) entered into a First Amendment to Amended and Restated Wholesale Security Agreement (the “First Amendment”), which modifies the Amended and Restated Wholesale Security Agreement (the “WSA”), dated August 15, 2007, by and among the Debtors and the Secured Party.

The First Amendment modifies the WSA by:

(1)                                Establishing a procedure to follow when Debtors’ prepayments made pursuant to Paragraph S.1 of the WSA exceed the maximum amount allowed pursuant to Paragraph S.8 of the WSA; in such case, Secured Party shall make an automatic working capital advance approximately equal to the difference between the maximum allowed prepayments and Debtors’ actual prepayments; and

(2)                                Adjusting the interest rate at which the Secured Party will credit the Debtors’ account for prepayments to a rate equal to the Applicable Wholesale Rate, as defined in Rider A of the WSA, minus 35 basis points.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by the actual terms the First Amendment, a copy of which is attached to this report as Exhibit 10.2 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Document Description

10.1

Amended and Restated Wholesale Security Agreement, dated August 15, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation.

10.2*

First Amendment to Amended and Restated Wholesale Security Agreement, dated October 3, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers

of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

	By:	/s/ Steven L. Keller
Steven L. Keller
Vice President and Chief Financial Officer

Dated October 3, 2007

EXHIBIT INDEX

Exhibit No.	Document Description

10.2

First Amendment to Amended and Restated Wholesale Security Agreement, dated October 3, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation.